UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 28, 2007

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer
2465 West 12th Street, Suite 2 Tempe, Arizona 85281-6935
(Address of principal executive offices)

(480) 505-0070
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02	UNREGISTERED SHARES OF EQUITY SECURITIES

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On September 28, 2007, WWA Group, Inc. (“Company”) authorized the issuance of 1,153,927 restricted shares of common stock and 576,964 share purchase warrants, that enable the holder to purchase an additional share of the Company’s common stock for $1.00 in exchange for two half warrants over a period of two years from the closing date of the offering, for aggregate cash consideration of $750,053 or $0.65 per share in connection with an equity financing managed by Chicago Investment Group, LLC. (“CIG”) to 50 subscribers pursuant to the exemptions from registration provided by Regulation D and Regulation S of the Securities Act of 1933, as amended (“Securities Act”). Holders of common shares and warrants sold in the offering are entitled to certain registration rights.

CIG was paid a ten percent (10%) commission in cash on the gross amount raised and 57,697 shares of the Company’s common stock equivalent to five percent (5%) of the number of shares sold in the offering pursuant to the exemptions from registration provided by Regulation D of the Securities Act.

The Company complied with the requirements of Rule 506 of Regulation D of the Securities Act by: (i) foregoing any general solicitation or advertising to market the securities; (ii) selling only to accredited investors; (iii) having not violated antifraud prohibitions with the information provided to the subscribers; (iv) being available to answer questions by the subscribers; and (v) issuing restricted securities to subscribers, which securities cannot be sold for at least a year without registration.

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfies all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

The Company complied with the requirements of Regulation S of the Securities Act by: (i) having no directed offering efforts made in the United States, (ii) offering only to offerees who were outside of the United States at the time the securities were offered, and (iii) ensuring that the subscribers or creditors to whom the restricted securities were issued were non-U.S. residents with addresses in foreign countries.

The following individuals and entities were issued securities pursuant to the aforesaid exemptions from registration:

Name	Consideration	Shares	Warrants	Exemption
B & J Realty	Cash	40,000	20,000	Regulation D
BDG Inc.	Cash	40,000	20,000	Regulation D
Beardsley, Nathan L.	Cash	15,385	7,693	Regulation D
Blair, Bob	Cash	6,308	3,154	Regulation D
Brock, Graham	Cash	21,008	10,504	Regulation S
Carradice, Roger William	Cash	6,616	3,308	Regulation S
Casoli, Michael A.	Cash	13,077	6,539	Regulation D
Chicago Investment Group, LLC.	Cash	57,192	None	Regulation D
Comorre, Donald	Cash	15,000	7,500	Regulation D
Cox, Stephen Geoffrey	Cash	28,008	14,004	Regulation S
Dawson, Edward Owen	Cash	29,231	14,616	Regulation S
Dean, George	Cash	14,962	7,481	Regulation S
Donaghey, Greg	Cash	8,462	4,231	Regulation S
Douglas, Paul	Cash	9,385	4,693	Regulation S
Doyle, Jacqueline	Cash	6,308	3,154	Regulation S
Evans, Peter	Cash	19,902	9,951	Regulation S
Fagen, Paul	Cash	9,693	4,847	Regulation S
Falcon Electrical Ltd.	Cash	30,000	15,000	Regulation S
Farrell, Michael E.	Cash	40,046	20,023	Regulation D
Faulkner, Peter	Cash	38,462	19,231	Regulation S
Flynn, Eamon	Cash	16,008	8,004	Regulation S
Gagnon, George	Cash	58,116	29,058	Regulation D
Glen, John Alexander Grant	Cash	33,016	16,508	Regulation S
Grimley, Liam	Cash	23,077	11,539	Regulation S
Hall, Jeremy D. G.	Cash	9,154	4,577	Regulation S
Hickey, Pat	Cash	7,662	3,831	Regulation S
Highland Investments	Cash	6,154	3,077	Regulation S
Hudson, Dave	Cash	23,077	11,539	Regulation S
Hunter, Michael	Cash	54,970	27,485	Regulation S
JD Kitchens & Bedrooms	Cash	53,847	26,924	Regulation S
Jones, Alexander	Cash	30,770	15,385	Regulation S
Kurdi, Ahmed	Cash	9,962	4,981	Regulation S
MacDonald, John	Cash	16,000	8,000	Regulation D
March, Graham A.	Cash	20,000	10,000	Regulation S
McCelland, Rufus	Cash	13,385	6,693	Regulation S
Naughton, David	Cash	10,085	5,043	Regulation S
Oetting, Klaus	Cash	13,847	6,924	Regulation S
Palmer, Owen	Cash	9,231	4,616	Regulation S
Pearce, Leslie G. T.	Cash	22,970	11,485	Regulation S

Name	Consideration	Shares	Warrants	Exemption
Perks, David	Cash	30,731	15,366	Regulation S
Phillips, Michael J.	Cash	127,693	63,847	Regulation S
Piggott, Pearce	Cash	9,924	4,962	Regulation S
Rosenberry, Ward	Cash	10,462	5,231	Regulation D
Steger, Ron	Cash	21,539	10,770	Regulation D
Trayror, Vincent & Declan Kelly	Cash	15,385	7,693	Regulation S
Vogt, Stephan	Cash	15,077	7,539	Regulation S
White, Peter	Cash	40,008	20,004	Regulation S
Wogan, Patrick	Cash	21,154	10,577	Regulation S
Wright, Don	Cash	8,000	4,000	Regulation S
Wyllie, James	Cash	15,385	7,693	Regulation S
Young, Thomas	Cash	15,385	7,693	Regulation S

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant	Date

WWA GROUP, INC.	October 16, 2007

By: /s/ Eric Montandon

Name: Eric Montandon

Title:	Chief Executive Officer

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